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                                                                    EXHIBIT 99.2


                                PROMISSORY NOTE
$2,956,957.00                                             Pennsauken, New Jersey
                                                              September 30, 1994

             FOR VALUE RECEIVED, MEDIQ/PRN LIFE SUPPORT SERVICES-I, INC., a Delaware corporation ("Maker"), hereby unconditionally promises to pay to the order of KCI THERAPEUTIC SERVICES, INC., a Delaware corporation ("Payee"), in installments as hereinafter provided, the principal amount of TWO MILLION NINE HUNDRED FIFTY SIX THOUSAND NINE HUNDRED FIFTY SEVEN AND NO/100 DOLLARS ($2,956,957), together with interest from the date hereof on the principal amount from time to time remaining unpaid, at the lesser of the rate of eight percent (8%) per annum and the maximum rate of interest per annum permitted by applicable law. All past due principal hereof and accrued unpaid interest thereon shall bear interest from the maturity thereof until paid at the lesser of the Default Rate (hereinafter defined) and the maximum rate of interest per annum permitted by applicable law. Interest shall be calculated on the basis of a 365 or 366 day calendar year, as the case may be.

As used in this Note, the following terms shall have the respective meanings indicated below:

             "Default Rate" shall mean the sum of the Prime Rate in effect from day to day plus five percent (5%) per annum.

             "Prime Rate" shall mean the rate of interest per annum established from time to time by Bank of America National Trust and Savings Association in San Francisco, California ("BOA"), and designated as its reference rate of interest, which may not necessarily be the lowest interest rate charged by BOA. In the event that BOA does not announce a rate designated by it as its reference lending rate, then the Prime Rate under this Note shall be deemed to be the variable rate of interest per annum which is the general reference rate designated by BOA as its "prime rate", "base rate" or other similar rate and which Payee determines to be comparable to the Prime Rate as described above. In the event that BOA shall cease to have any of the rates described in the preceding sentence, then the Prime Rate shall be calculated using that variable rate of interest per annum established by Nations Bank of Texas, N.A., San Antonio, Texas, or such other financial institution satisfactory to Payee, which institution may be chosen by Payee, or any subsequent holder hereof, in its sole discretion and changed by Payee, or any subsequent holder hereof, in its sole discretion exercised in good faith, from time to time, any such change to become effective on the date of such change.

             The principal amount hereof shall be repaid in equal monthly installments of principal and interest of $310,748.17 with the first such monthly installment being due and payable on December 31, 1994 and continuing regularly and monthly on the last day of each successive calendar month thereafter until September 30, 1995 (the "Maturity Date"), on which date the





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entire outstanding unpaid principal balance hereof, together with all accrued and unpaid interest thereon, shall be due and payable.

             Payments of principal and interest, shall be made in lawful money of the United States of America by wire transfer of immediately available funds or cash or bank cashier's check at 8023 Vantage Drive, San Antonio, Texas 78230 or at such other place as Payee shall designate to Maker in writing.

             Payee expressly agrees that Maker shall be entitled to offset against the last to mature portion of the indebtedness evidenced hereby, any and all payments owed by Payee or any of its Affiliates (as defined in the Asset Purchase Agreement (hereinafter defined)) to Maker pursuant to Section
11.1 of that certain Asset Purchase Agreement (the "Asset Purchase Agreement") dated August 23, 1994, as amended by Amendment No. 1 to Asset Purchase Agreement dated as of September 30, 1994, by and among MEDIQ Incorporated, a Delaware corporation ("MEDIQ"), Maker, PRN Holdings, Inc. ("Holdings"), Kinetic Concepts, Inc. ("KCI") and Payee.

             Any check, draft, money order or other instrument given in payment of all or any portion hereof may be accepted by Payee and handled in collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of Payee except to the extent that actual cash proceeds of such instrument are unconditionally received by Payee.

             Maker may prepay this Note in whole or in part at any time without premium or penalty. All prepayments hereunder shall be applied first to accrued but unpaid interest, then to discharge any expenses for which Payee may be entitled to receive reimbursement under the terms of this Note, and lastly, to installments of principal due hereunder in the inverse order of their maturity. Subject to the subordination contained herein, Maker shall be required to prepay this Note in whole or in part to the full extent of any Prepayment Offering Proceeds (as hereinafter defined ) which may be realized from time to time from any Subsidiary Equity Offering as defined herein) or any MEDIQ Equity Offering (as hereinafter defined). For purposes hereof "Prepayment Offering Proceeds" shall mean (i) with respect to a Subsidiary Equity Offering, an amount equal to fifty percent (50%) of the Net Proceeds (as hereinafter defined) equal to or less than $20,000,000 or (ii) with respect to a MEDIQ Equity Offering, an amount equal to the product obtained by multiplying
(x) an amount equal to fifty percent (50%) of the Net Proceeds equal to or less than $20,000,000 by (y) a fraction having a numerator equal to the total pro forma combined gross revenues for the previous four (4) fiscal quarters of the Subsidiaries (as defined herein) on a consolidated basis and a denominator equal to the sum of the pro-forma unconsolidated gross revenues for the previous four (4) fiscal quarters of MEDIQ, plus, without duplication, (a) the sum of the products derived by multiplying (i) the pro-forma unconsolidated gross revenues for the previous four (4) fiscal quarters of each of the Subsidiaries by (ii) the daily average percentage of capital stock directly or indirectly owned by MEDIQ in the respective





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Subsidiary over the same period, plus (b) the sum of the products of the pro-forma unconsolidated gross revenues for the previous four (4) fiscal quarters of each company in which, at any time during the relevant period, twenty percent (20%) or more of the capital stock of such company was directly or indirectly owned by MEDIQ multiplied by the daily average percentage of capital stock directly or indirectly owned by MEDIQ in such company during the relevant period, all as determined using generally accepted accounting principles consistently applied ("GAAP"), other than principles of consolidation. Notwithstanding anything contained in this Note to the contrary, if, in connection with any MEDIQ Equity Offering, if the fraction derived from the calculation described in clause (y) above is less than 1/2, no mandatory prepayment shall be due. Any such mandatory prepayment will be due five (5) business days after the Prepayment Offering Proceeds are realized by the party entitled thereto. For purposes hereof, "Net Proceeds" shall mean an amount equal to the cumulative gross proceeds resulting from any and all Subsidiary Equity Offerings and MEDIQ Equity Offerings, from and after the date hereof, minus (x) any underwriter's fees, discounts and commissions and other reasonable and customary fees and expenses incurred in connection with such offerings, (y) any success fee paid to Congress Financial Corporation in connection with such offerings, but not to exceed one-half of one percent (.5%) of the gross proceeds resulting from such offerings, and (z) any unpaid portion of any closing fee paid to Congress Financial Corporation, but not to exceed $75,0000 in the aggregate. For purposes hereof, a "Subsidiary Equity Offering" shall mean a primary or secondary offering and sale of Equity Securities (as defined herein) of any of the Subsidiaries for cash. A "MEDIQ Equity Offering" shall mean a primary offering and sale of Equity Securities of MEDIQ for cash. For purposes hereof "Equity Securities" shall mean any (i) capital stock or other equity interests, (ii) other right(s) with respect to any such capital stock or other equity interests, (iii) offers, options (other than employee stock options), obligations, warrants, rights, subscriptions, agreements, claims of any character, or commitments of any kind (contingent or otherwise) relating to the issuance, conversion, exchange, registration, voting, sale or transfer of any such capital stock or equity interests, or (iv) any debenture, bond, note or other instrument that may be converted into or exchanged for any capital stock or other equity instrument. For purposes hereof "Subsidiaries" or "Subsidiary" means Holdings, MEDIQ/PRN Life Support Services, Inc., a Delaware corporation ("PRN"), Maker, and/or any other entity that is wholly or partially owned or controlled by Holdings. For purposes hereof an entity is "controlled by" another person or entity if such other person or entity is in possession, direct or indirect, of the power to direct or cause the direction of, the management and policies of the entity, whether by ownership, contract or otherwise. For purposes hereof "pro-forma" revenues for any entity means for any relevant period (a) the actual revenues of said entity over the relevant period plus (b) the actual revenues during the relevant period of any business acquired by the entity during the relevant period, as accounted for in accordance with GAAP and Regulation S-X promulgated by the Securities and Exchange Commission under the Securities Act of 1933. As an example and without limiting the generality of the foregoing, the revenues of Maker shall include the revenues of Payee from the Division (as defined in the Asset Purchase Agreement) for that portion of the relevant period that precedes the effective time of the sale of the assets under the Asset





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Purchase Agreement.  Notwithstanding anything contained herein to the contrary, the mandatory prepayment provisions set forth herein are and shall at all times be subordinate to the repayment of the Holdings Notes (each as hereinafter defined) and Maker shall have no obligation to make any mandatory prepayments to the extent, but only to the extent, that there remains any unpaid principal and/or interest under the Holdings Notes at the time any Prepayment Offering Proceeds are realized by the party entitled to such proceeds; provided, however, that the foregoing shall not apply in the event that at the time any Prepayment Offering Proceeds are realized payment of the Holdings Notes is prohibited or restricted.

             The payment of this Note and the performance of Maker's obligations hereunder is guaranteed by MEDIQ and Holdings pursuant to the terms of two (2) certain Guaranty Agreements dated of even date herewith, in favor of Payee and executed by MEDIQ and Holdings, respectively, (respectively, the "MEDIQ Guaranty" and the "Holdings Guaranty").

             The occurrence of any of the following shall constitute an Event of Default hereunder: (a) default in any payment by Maker hereunder when due or a default in Maker's obligations to escrow any disputed offset amounts pursuant to the terms of the Section 11.6 of the Asset Purchase Agreement and such default continues uncured for five (5) days after the date any such payment or escrow was due; provided, however, that if in any consecutive twelve (12) month period Maker defaults two times in making payments when due hereunder and/or timely making any required escrow deposits pursuant to the Asset Purchase Agreement, any such subsequent default shall immediately constitute an Event of Default hereunder without the passage of any grace period; (b) any other default occurs under this Note and such default remains uncured for thirty (30) days after the delivery of notice from Payee to Maker; (c) default occurs under the MEDIQ Guaranty or the Holdings Guaranty; (d) any failure by Maker, Holdings, or MEDIQ as the case may be, to fully perform and carry out, in any material respect, each and every of the respective agreements and undertakings of such entities as set forth in that certain Negative Covenants Agreement (so called herein) dated of even date herewith and entered into by and among Maker, Holdings, MEDIQ, KCI and Payee (e) any failure by MEDIQ to perform and carry out each and every of its agreements, covenants and undertakings as set forth in that certain Collateral Transfer of Note (Security Agreement) (so called herein) dated of even date herewith and executed by MEDIQ in favor of Payee;
(f) sale of all or substantially all of any of Maker's, Holdings', PRN's or MEDIQ's assets, or any formal action in contemplation of the dissolution, liquidation or termination of any of Maker's, Holdings', PRN's or MEDIQ's existence; (g) institution of any proceedings by or against any of Maker, Holdings, PRN or MEDIQ under any law relating to bankruptcy, insolvency, reorganization or other form of debtor relief or any of Maker's, Holdings', PRN's or MEDIQ's making an assignment for the benefit of creditors, or the appointment of a receiver, trustee, conservator or other judicial representative for any of Maker, Holdings, PRN or MEDIQ or any of Maker's, Holdings', PRN's or MEDIQ's property, unless, in the case of any such proceeding or appointment not instituted by any of Maker, Holdings, PRN or MEDIQ, such proceeding or appointment is dismissed within sixty (60) days, (h) the occurrence of any Change of Control (as hereinafter





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defined) without the prior written consent of Payee; or (i) the failure of any
Subsidiary to make any payment when due under any indebtedness of any Subsidiary in excess of $3,000,000.00 or the occurrence of any breach, default or event of default under any such indebtedness that results in the acceleration of the maturity of any such indebtedness; or (j) if at any time during the term of this Note the amount equal to the sum of the Tangible Equity of MEDIQ plus the debt of MEDIQ, on an unconsolidated basis, that is subordinate in right of payment to the MEDIQ Guaranty is less than $50,000,000 (for purposes of the foregoing the Tangible Equity (hereinafter defined) of MEDIQ means an amount equal to the difference between the shareholders' equity in MEDIQ and the goodwill (net of amortization) of MEDIQ other than goodwill arising from the transactions contemplated by the Asset Purchase Agreement, all as determined in accordance with generally accepted accounting principles consistently applied).

             Upon the occurrence of any Event of Default, the unpaid principal balance hereof, together with accrued unpaid interest thereon, shall, at the option of Payee, immediately become due and payable without presentment, protest, demand, notice of intention to accelerate, notice of acceleration, notice of non-payment, notice of protest, or other notice of any kind, all of which are hereby expressly waived by Maker. If this Note is not paid at maturity, however such maturity may be brought about, and the same is placed in the hands of an attorney for collection, and/or if this Note is collected by suit or through bankruptcy, probate, or other legal proceedings, the Maker agrees to pay all reasonable attorney's fees, court costs and other expenses incurred by Payee in connection with such collection efforts.

             Payee agrees that this Note is subject to the terms and provisions of the Subordination and Standstill Agreement executed by and among Congress Financial Corporation, Maker and Payee dated of even date herewith.

             No failure or delay on the part of Payee to insist on strict performance of Maker's obligations hereunder or to exercise any remedy shall constitute a waiver of Payee's rights in that or any other instance. No waiver of any of Payee's rights shall be effective unless in writing, and any waiver of any default or any instance of non- compliance shall be limited to its express terms and shall not extend to any other default or instance of non-compliance.

             Any notice or communication required or permitted hereunder shall be in writing and shall be sent either by (a) personal delivery service with charges therefor billed to shipper, (b) expedited delivery service with charges therefor billed to shipper, (c) United States Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) prepaid telegram or telex (provided that the contents of such telegram or telex are confirmed by expedited delivery service or by mail in the manner previously described) addressed to Maker or Payee, as the case may be, at the address set forth in the Asset Purchase Agreement, or at such other address as Maker or Payee may have designated by notice to the other given as provided above. Any notice or communication sent as hereinabove provided shall be deemed given (i) upon receipt if sent by telegram or telex or if personally delivered (provided that





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such delivery is confirmed by the courier delivery service), (ii) on the date of deposit in a post office or other official depository under the care and custody of the United States Postal Service, if sent by United States Mail, or
(iii) on the date of delivery to any expedited delivery service.

             Notwithstanding anything contained herein to the contrary, the term "Payee" shall mean the party so defined as Payee in the first paragraph of this Note for so long as such party is the holder of this Note and, thereafter, shall mean, at any time, the then holder of this Note.

             Maker and any and all sureties, guarantors and endorsers of this Note and all other parties now or hereafter liable hereon, severally waive grace, demand, presentment for payment, protest, notice of any kind (including, but not limited to, notice of dishonor, notice of protest, notice of intention to accelerate and notice of acceleration) and diligence in collecting and bringing suit against any party hereto and agree (i) to all extensions and partial payments, with or without notice, before or after maturity, (ii) to any substitution, exchange or release of any security now or hereafter given for this Note, (iii) to the release of any party primarily or secondarily liable hereon, and (iv) that it will not be necessary for Payee, in order to enforce payment of this Note, to first institute or exhaust Payee's remedies against Maker or any other party liable therefor or against any security for this Note.

             Notwithstanding anything to the contrary contained in this Note or in any other agreement entered into in connection herewith or securing the indebtedness evidenced hereby, whether now existing or hereafter arising and whether written or oral, it is agreed that the aggregate of all interest and any other charges constituting interest, or adjudicated as constituting interest, and contracted for, chargeable or receivable under this Note or otherwise in connection with the debt evidenced hereby, shall under no circumstances exceed the maximum amount of interest permitted by applicable law. In the event the maturity of this Note is accelerated by reason of an election by the holder hereof resulting from a default hereunder or under any other document executed as security herefor or in connection herewith, or by voluntary prepayment by Maker or otherwise, then earned interest may never include more than the maximum rate of interest permitted by applicable law. If from any circumstance any holder of this Note shall ever receive interest or any other charges constituting interest, or adjudicated as constituting interest, the amount, if any, of which would exceed the maximum rate of interest permitted by applicable law (the "Excess Interest"), then the Excess Interest shall be applied to the reduction of the principal amount owing on this Note or on account of any other principal indebtedness of Maker to the holder of this Note, and not to the payment of interest. If the Excess Interest exceeds the unpaid balance of principal hereof and such other indebtedness, then that portion of the Excess Interest which exceeds the unpaid balance of principal hereof and such other indebtedness shall be refunded to Maker. All sums paid or agreed to be paid to the holder of this Note for the use, forbearance or detention of the indebtedness of Maker to the holder of this Note shall be amortized, prorated, allocated and spread throughout the full term of such





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indebtedness until payment in full so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof.

             Any provision hereof found to be illegal, invalid or unenforceable for any reason whatsoever shall not affect the validity, legality or enforceability of the remainder hereof.

             This Note shall be binding upon Maker's successors and assigns and shall inure to the benefit of Payee and its successors and permitted assigns; provided that Payee may not transfer or assign this Note or any right or interest herein to any person or entity without Maker's prior written consent.

             Maker recognizes and acknowledges that contemporaneously herewith
(i) Holdings has delivered those three (3) certain Promissory Notes (collectively the "Holdings Notes"), each dated of even date herewith, one in the original principal amount of $5,000,000.00, the second in the original principal amount of $3,000,000 and the other in the original principal amount of $2,000,000.00, and each being payable to the order of Payee, and (ii) PRN has delivered that certain Promissory Note (the "$5,835,707 Note") dated of even date herewith, being in the original principal amount of $5,835,707 and payable to the order of Payee. Maker covenants and agrees that any Event of Default under or with respect to the $5,835,707 Note and/or any or all of the Holdings Notes, or under any other instruments relating thereto, shall also constitute an Event of Default hereunder, entitling Payee to pursue all rights, remedies and recourses available to it, including, without limitation, acceleration of this Note and foreclosure of any liens securing repayment hereof.

             This Note shall be construed and interpreted in accordance with, and all issues relating to this Note or to the transaction which this Note relates (including, without limitation, the validity and/or enforceability of this Note or any portion of this Note) shall be governed by, the laws of the State of Delaware (other than the conflict of law rules of the State of Delaware), except as otherwise required by mandatory provisions of applicable law and except to the extent that remedies provided by the laws of any state other than Delaware are governed by the laws of said state.

             The following definitions shall apply with respect to the provisions set forth above:

             "Change of Control" means (a) the acquisition after the date of this Note, in one or more transactions, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) by (i) any Person (as hereinafter defined) (other than a Permitted Holder) or (ii) any Persons who constitute a group (within the meaning of Section 13(d) (3) of the Exchange Act) (other than Permitted Holders), in either case, of any securities of MEDIQ such that, as a result of such acquisition, such Person or group either (A) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, a majority of MEDIQ's then outstanding voting securities entitled to vote on a regular basis for a majority of the Board of Directors of MEDIQ or
(B) otherwise has the ability to elect,





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directly or indirectly, a majority of the members of MEDIQ's Board of
Directors, or (b) the acquisition after the date of this Note, in one or more transactions, of beneficial ownership (within the meaning of Rule 13(d)(3) under the Exchange Act) by (i) any Person (other than a Permitted Holder) or
(ii) any Persons who constitute a group (within the meaning of Section 13(d)(3) of the Exchange Act) (other than Permitted Holders), in either case, of any securities of any Subsidiary such that, as a result of such acquisition, such Person or group either (A) beneficially owns (within the meaning of Rule 13(d)(3) under the Exchange Act), directly or indirectly, a majority of such Subsidiary's then outstanding voting securities entitled to vote on a regular basis for a majority of the Board of Directors of such Subsidiary or (B) otherwise has the ability to elect, directly or indirectly, a majority of the members of such Subsidiary's of Board of Directors.

             "Exchange Act" means the Securities Exchange Act of 1934, as amended.

             "Permitted Holder" means (i) with respect to MEDIQ, the current executive officers of MEDIQ as disclosed in item 10 of MEDIQ's Annual Report on Form 10-K for the fiscal year ended September 30, 1993 (the "Executive Officers"), (ii) with respect to Holdings, the Executive Officers and/or MEDIQ,
(iii) with respect to Maker and PRN, the Executive Officers, MEDIQ and/or Holdings and (iv) with respect to MEDIQ, Holdings, PRN and Maker, Persons identified under the caption "Security Ownership of Certain Beneficial Owners and Management" in MEDIQ's 1994 Proxy Statement.

             "Person" shall include an individual, a corporation, a joint venture, a partnership, a trust, an unincorporated organization or a government or any agency or political subdivision thereof.

             IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has duly executed and delivered this instrument.


                                        MEDIQ/PRN LIFE SUPPORT SERVICES-I, INC., a Delaware corporation


                                        By: /s/ JAY M. KAPLAN
                                        Printed Name: Jay M. Kaplan
                                        Title: Senior Vice President





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